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                                                                    EXHIBIT 10.1

                      TENTH AMENDMENT TO CREDIT AGREEMENT

     THIS TENTH AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") is made as of the 6th day of August, 1998 by and among Neo Energy, Inc., a Texas corporation ("Borrower"), Aviva Petroleum Inc., a Texas corporation ("Aviva Petroleum"), Aviva America, Inc., a Delaware corporation ("Aviva America"), and ING (U.S.) Capital Corporation (formerly named Internationale Nederlanden (U.S.) Capital Corporation), a Delaware corporation ("Lender").

                                   RECITALS:

     1. Borrower, Aviva Petroleum, Aviva America and Lender are parties to that certain Credit Agreement dated as of August 6, 1993, as amended by (a) that certain First Amendment to Credit Agreement and Promissory Note dated March 31, 1994; (b) a letter amendment concerning Permitted Investments dated December 31, 1994; (c) a letter amendment concerning Consolidated Tangible Net Worth dated March 7, 1995; (d) that certain Fourth Amendment to Credit Agreement and Promissory Note dated June 9, 1995; (e) that certain Fifth Amendment to Credit Agreement and Promissory Note dated March 29, 1996; (f) that certain Sixth Amendment to Credit Agreement and Promissory Note dated November 22, 1996; (g) that certain Seventh Amendment dated August 12, 1997; (h) that certain Eighth Amendment dated as of December 29, 1997; and (i) that certain Ninth Amendment to Credit Agreement dated as of February 13, 1998 (as so amended, such Credit Agreement is herein called the "Original Agreement".)

     2. Borrower and Aviva America have asked Lender to provide an Advance to Borrower, and notwithstanding that the Commitment Period has expired, Lender has agreed to do so, pursuant to the terms set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I. -- Definitions and References
                                  --------------------------

     (S) 1.1  Terms Defined in the Original Agreement.  Unless the context
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otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2.  Other Defined Terms.  Unless the context otherwise requires, the
               -------------------
following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

          "Amendment" means this Tenth Amendment to Credit Agreement.
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               "Amendment Documents" means this Amendment and the First
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     Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement and
     Financing Statement.

               "Credit Agreement" means the Original Agreement as heretofore
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     amended and as amended hereby.

               ARTICLE II. -- New Advance; Amendment and Waivers
                              ----------------------------------

     (S) 2.1.  New Advance.  Notwithstanding the termination of the Commitment
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Period, subject to the terms and conditions of this Amendment and the Original
Agreement, Lender agrees to make a single new Advance to Borrower in the amount of $760,000 on August 10, 1998. Such Advance shall constitute an "Advance" as defined by the Credit Agreement for all purposes and all provisions in the Credit Agreement and the other Loan Documents pertaining to "Advances" shall apply to such Advance.

     (S) 2.2.  Event of Default.  The following subsection (i) is hereby added
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to Section 7.1 of the Original Agreement, immediately following subsection (h)
thereof.

          "(i) Aviva Petroleum and Garnet Resources Corporation fail to merge upon terms satisfactory to Lender on or before October 31, 1998."

     (S) 2.3.  Waivers.  (a)  Borrower has notified Lender that the trade
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payables listed on Schedule 1 attached hereto have been outstanding for more than 90 days after the same became due and payable (the "Delinquent Trade Payables"). Lender hereby waives any violation of Section 5.1(g)(iii) of the Original Agreement, and any Event of Default arising as a result of such violation, caused by the failure of the Related Persons to pay the Delinquent Trade Payables in accordance with Section 5.1(g)(iii); provided that such waiver is conditioned on Borrower using the proceeds from the new Advance to pay the Delinquent Trade Payables in full.

     (b) Lender hereby waives the Related Persons' violation of Section 5.2(m) of the Original Agreement, and any Event of Default arising therefrom, until July 1, 1999.

                 ARTICLE III. -- Representations and Warranties
                                 ------------------------------

     (S) 3.1.  Representations and Warranties of Obligors.  In order to induce
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Lender to enter into this Amendment, each Obligor represents and warrants to
Lender that:

               (a) Except as previously disclosed to Lender, the representations and warranties contained in Section 4.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

               (b) Each Obligor is duly authorized to execute and deliver this Amendment and the other Amendment Documents to which it is a party. Borrower is and will continue to be duly authorized to borrow and to perform its obligations under the Credit

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     Agreement. Each Obligor has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment, and the other Amendment Documents to which it is a party and to authorize the performance of the obligations of such Obligor hereunder and thereunder.

          (c) The execution and delivery by each Obligor of this Amendment and the other Amendment Documents, the performance by each Obligor of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles or certificate, as appropriate, of incorporation and bylaws of each Obligor, or of any material agreement, judgment, license, order or permit applicable to or binding upon each Obligor, or result in the creation of any lien, charge or encumbrance upon any assets or properties of any Obligor. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by each Obligor of this Amendment and the other Amendment Documents to which it is a party or to consummate the transactions contemplated hereby.

          (d) When duly executed and delivered, each of this Amendment, the Credit Agreement and the other Amendment Documents will be a legal and binding instrument and agreement of each Obligor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

          (e) The audited annual Consolidated financial statements of Aviva Petroleum dated as of December 31, 1997 fairly present its Consolidated financial position at such date and its Consolidated results of operations and Consolidated cash flows for the period ending on such date.

          (f) Prior to giving effect to the new Advance, the unpaid principal balance which is due and owing on the Note is $7,440,000. No Obligor has any defense, counterclaim or setoff with respect to the Obligations or the Loan Documents (any such setoffs, defenses or counterclaims being hereby waived and released by each Obligor).

                          ARTICLE IV. -- Miscellaneous
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     (S) 4.1.  Effective Date.  This Amendment shall become effective as of the
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date first above written when and only when (i) Lender shall have received, at
Lender's office, a counterpart of this Amendment (which may be delivered by telecopy) executed and delivered by each Obligor and Lender, (ii) the other Amendment Documents duly executed on behalf of Aviva America have been filed of record, (iii) Chase Bank of Texas, N.A. shall have issued a commitment letter in form and substance satisfactory to Lender in its sole discretion regarding the proposed restructure of the Garnet Resources Corporation indebtedness, (iv) Lender shall have received confirmation from OPIC of its intention to continue its guaranty of the debt

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owed to Chase Bank of Texas, N.A., and (v) Lender shall have received, as compensation for making the new Advance and entering into this Amendment, 400,000 shares of common stock of Aviva Petroleum.

     (S) 4.2.  Ratification of Agreements.  The Original Agreement as hereby
               --------------------------
amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also, and any reference in any Loan Document to any other document or instrument amended, renewed, extended or otherwise affected by this Amendment shall also refer to such document as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     (S) 4.3.  Ratification of Security Documents.  Each of the Obligors hereby
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consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms each Loan Document executed and delivered by it to and for the benefit of Lender, and each hereby agrees that its respective obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

     (S) 4.4.  Waivers.  Each of Borrower, Aviva America and Aviva Petroleum
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hereby waives and affirmatively agrees not to allege or otherwise pursue any or all defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights that it may have to contest (a) any provision of the Loan Documents or this Amendment; (b) any lien or security interest of Lender in any property, whether real or personal, tangible or intangible, or any right or other interest, now or hereafter arising in connection with the Collateral; (c) the actions and inactions of Lender in administering the Loan Documents and the financing arrangements between Borrower and Lender since the original execution of the Credit Agreement; or (d) the rights of Lender to all of the profits, proceeds and other benefits from the Collateral.

     (S) 4.5.  Release.  Each of Borrower, Aviva America and Aviva Petroleum
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hereby releases, remises, acquits and forever discharges Lender and Lender's employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment, the Credit Agreement or the other Loan Documents (all of the foregoing hereinafter called the "Released Matters"). Each of Borrower, Aviva America and Aviva Petroleum acknowledges that the making of a new Advance by Lender,

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notwithstanding the termination of the Commitment Period, pursuant to the terms hereof, is in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

     (S) 4.6.  Survival of Agreements.  All representations, warranties,
               ----------------------
covenants and agreements of each Obligor herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Advance contemplated herein, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Obligor hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Obligor under this Amendment and under the Credit Agreement.

     (S) 4.7.  Presumptions.  Each of Borrower, Aviva Petroleum and Aviva
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America acknowledges that it has consulted with and been advised by its counsel and such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Amendment and has participated in the drafting hereof. Therefore, this Amendment shall be construed without regard to any presumption or rule requiring that it be construed against any one party causing this Amendment or any part hereof to be drafted.

     (S) 4.8.  Loan Documents.  This Amendment is a Loan Document, and all
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provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     (S) 4.9.  Governing Law.  This Amendment shall be governed by and construed
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in accordance with the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     (S) 4.10. Counterparts.  This Amendment may be separately executed in
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counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              AVIVA PETROLEUM INC.
                              NEO ENERGY, INC.
                              AVIVA AMERICA, INC.


                              By: /s/ R. SUTTILL
                                 ----------------------------------
                                 Name:  R. Suttill
                                 Title: President


                              ING (U.S.) CAPITAL CORPORATION


                              By: /s/ CHRISTOPHER R. WAGNER
                                 ----------------------------------
                                 Christopher R. Wagner, Vice President

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                             CONSENT AND AGREEMENT
                             ---------------------

     Aviva Operating Company, a Nevada corporation, hereby consents to (i) the provisions of that certain Tenth Amendment to Credit Agreement (the "Amendment") made as of the 6th day of August, 1998 by and between Neo Energy, Inc., a Texas corporation, Aviva Petroleum Inc., a Texas corporation, Aviva America, Inc., a Delaware corporation, and ING (U.S.) Capital Corporation (formerly named Internationale Nederlanden (U.S.) Capital Corporation), a Delaware corporation ("Lender"), (ii) the transactions contemplated in the Amendment, and hereby ratifies and confirms the Guaranty (the "Guaranty") dated as of August 6, 1993 made by it for the benefit of Internationale Nederlanden Bank N.V., New York Branch (which has since assigned all its rights, interests, and obligations under the Guaranty to Lender), and agrees that its obligations and covenants under the Guaranty are unimpaired by the Amendment and shall remain in full force and effect, and (iii) releases, remises, acquits and forever discharges all of the Released Parties referred to above from any and all of the Released Matters referred to above and acknowledges that the new Advance by Lender pursuant to the Amendment is in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.


                              AVIVA OPERATING COMPANY


                              By: /s/ R. SUTTILL
                                 ----------------------------------
                                 Name:  R. Suttill
                                 Title: President

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